PROFIT VALUE FUND

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

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                      For the Period Ended March 31, 1998

LETTER TO SHAREHOLDERS                                         PROFIT VALUE FUND
March 31, 1998


Dear Profit Value Fund Shareholder:

     At Profit Funds, we are committed to helping you pursue your financial goals, whether it's saving for retirement, paying for college tuition, buying a home, or building your own business. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among large financially sound companies which at the time of investment show an attractive valuation discount relative to their peers.

     Profit Value Fund is a growth mutual fund that seeks long term capital gains by investing primarily in established larger capitalization companies (i.e. companies having a market capitalization exceeding $1 Billion dollars) that are attractive relative to their peers. During the six month period covered by this report, the Advisor's stock selections generally produced positive returns in an environment where traditional "value" stocks fell behind the S&P 500 averages. In its initial year of operation, the Profit Value Fund performed competitively, gained many new investors, and ended the year as one of the fastest growing mutual funds managed by an African American owned firm. During the Fund's semi-annual period ending March 1998, the Profit Value Fund began to regain the growth momentum it enjoyed during the period immediately following its inception. The Fund's transition to Countrywide Fund Services as the new administrator proceeded smoothly and on January 12, they took over all functions previously delegated to SEI Fund Resources.

     For the semi-annual period ended March 31, 1998, the Profit Value Fund closed at a value of $13.62 per share for a total return of 6.97%. The Fund's performance reflects the broad market strength over the fiscal year. The portfolio mix of blue chip stocks across several major industries allowed the Fund to benefit from the rising equity markets while limiting the downside movement during the brief declines experienced during the period. During the period, strength in the broad market continued to attract mutual fund inflows. Advances in the equity market were led by a sector by sector rotation of momentum stocks pushing the market averages to historically high valuations. The question whether another Federal Reserve tightening will come later in the year remains open, however we do not at this point believe a major change in Fed policy is imminent. We remain convinced that over the near term there are no serious threats to the positive investment environment of low inflation, expanding corporate profitability, and increased efficiencies, but we will remain vigilant for unexpected shocks to the current economy.

     As anticipated, Quash Profit Productions, LLC T/A Investor Resources Group ("IRG") continues to make adjustments to the portfolio as conditions warrant. The turnover ratio of the portfolio was higher than normal due to repositioning the portfolio to reflect IRG's style of management. Specifically, the addition of EMC, Compaq, Intel, Computer Associates, and Sun Microsystems should place the Fund in a good position to benefit from the next run in technology which management believes has already begun to occur in early 1998. Additionally IRG has added 2 pharmaceutical companies, Merck and Pfizer, and 5 financial services companies, Bear Stearns, Countrywide Credit, Legg Mason, Marsh & McClennan, and T-Rowe Price, and we continue to evaluate companies that represent good valuations relative to their industry and competitors.

     While we are pleased with the Fund's performance in the period just ended, we understand that the market strength shown in 1995, 1996, 1997 and early 1998 might be temporary in nature, and the market should not be expected to provide this type of strong upward momentum on a regular basis. Therefore, we continue to supervise the management of the Fund's assets in a prudent and cautious manner, seeking relative value growth that is not dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long run, avoid the temptation to "time" your investment based on market predictions, and diversify among stocks, bonds, and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     Regardless of the direction the markets take the remainder of the year, we believe that The Profit Value Fund will continue to offer a valuable alternative for individual and institutional investors. We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in The Profit Value Fund. We look forward to serving your investment needs in the many years to come.

Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)
================================================================================
ASSETS
Investments in securities:
   At acquisition cost                                                $1,731,348
                                                                      ==========
   At value (Note 1)                                                  $2,064,156
Receivable for capital shares sold                                       119,520
Dividends receivable                                                       3,960
Receivable for securities sold                                           185,560
Receivable from Advisor                                                   70,339
Organization costs, net (Note 1)                                          84,944
Other assets                                                               8,438
                                                                      ----------
   TOTAL ASSETS                                                        2,536,917
                                                                      ----------
LIABILITIES
Payable to affiliates (Note 3)                                             3,000
Payable for securities purchased                                         211,778
Other accrued expenses and liabilities                                    41,155
                                                                      ----------
   TOTAL LIABILITIES                                                     255,933
                                                                      ----------

NET ASSETS                                                            $2,280,984
                                                                      ==========

Net assets consist of:
Paid-in capital (Note 1)                                              $1,844,839
Accumulated net undistributed income                                       2,072
Accumulated net realized gains from security transactions                101,265
Net unrealized appreciation on investments                               332,808
                                                                      ----------
Net assets                                                            $2,280,984
                                                                      ==========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                            167,477
                                                                      ==========

Net asset value, offering price and
   redemption price per share (Note 1)                                $    13.62
                                                                      ==========


See accompanying notes to financial statements.

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PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31 , 1998 (UNAUDITED)
================================================================================
INVESTMENT INCOME
   Dividend  income                                                   $  22,418
   Interest income                                                        1,006
                                                                      ---------
      TOTAL INVESTMENT INCOME                                            23,424
                                                                      ---------
EXPENSES
   Administration and accounting fees (Note 3)                           26,916
   Registration fees                                                     16,413
   Professional fees                                                     14,606
   Transfer agent fees (Note 3)                                          13,163
   Investment management fees (Note 3)                                   12,255
   Organization expense                                                  11,830
   Insurance expense                                                      5,962
   Reports to shareholders                                                1,639
   Custodian fees                                                         1,317
   Distribution expense                                                     324
   Other expenses                                                         1,738
                                                                      ---------
      TOTAL EXPENSES                                                    106,163
   Fees waived and expenses reimbursed by the Adviser (Note 3)          (86,924)
                                                                      ---------
      NET EXPENSES                                                       19,239
                                                                      ---------

NET INVESTMENT INCOME                                                     4,185
                                                                      ---------

REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS
   Net realized gains from security transactions                        101,279
   Net change in unrealized
      appreciation/depreciation on investments                           30,848
                                                                      ---------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS                                                 132,127
                                                                      ---------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                                         $ 136,312
                                                                      =========

See accompanying notes to financial statements.

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
PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED MARCH 31, 1998 AND SEPTEMBER 30, 1997
=========================================================================================
                                                              SIX MONTHS       PERIOD
                                                                 ENDED          ENDED
                                                               MARCH 31,     SEPTEMBER 30,
                                                                  1998         1997 (A)
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                      $     4,185     $    11,364
   Net realized gains from security transactions                  101,279           8,333
   Net change in unrealized appreciation/
      depreciation on investments                                  30,848         301,960
                                                              -----------     -----------
Net increase in net assets from operations                        136,312         321,657
                                                              -----------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                           (13,477)             --
   Distributions from net realized gains                           (8,347)             --
                                                              -----------     -----------
Decrease in net assets from distributions to shareholders         (21,824)              0
                                                              -----------     -----------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      487,569       1,674,905
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                21,756              --
   Payments for shares redeemed                                  (352,605)        (86,786)
                                                              -----------     -----------
Net increase in net assets from capital share transactions        156,720       1,588,119
                                                              -----------     -----------

TOTAL INCREASE IN NET ASSETS                                      271,208       1,909,776

NET ASSETS:
   Beginning of period                                          2,009,776         100,000
                                                              -----------     -----------
   End of period                                              $ 2,280,984     $ 2,009,776
                                                              ===========     ===========

CAPITAL SHARE ACTIVITY:
   Shares sold                                                     37,590         153,642
   Shares issued in reinvestment of
      distributions to shareholders                                 1,766              --
   Shares redeemed                                                (27,931)         (7,590)
                                                              -----------     -----------
   Net increase in shares outstanding                              11,425         146,052
   Shares outstanding, beginning of period                        156,052              --
                                                              -----------     -----------
   Shares outstanding, end of period                              167,477         146,052
                                                              ===========     ===========

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

See accompanying notes to financial statements.

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
PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
-----------------------------------------------------------------------------------
                                                           Six Months       Period
                                                             Ended          Ended
                                                           Mar. 31,        Sept. 30,
                                                             1998          1997 (a)
                                                          (Unaudited)
-----------------------------------------------------------------------------------
   Net asset value at beginning of period                  $  12.88        $  10.00
                                                           --------        --------

   Income from investment operations:
      Net investment income                                    0.03            0.07
      Net realized and unrealized gains on investments         0.85            2.81
                                                           --------        --------
   Total from investment operations                            0.88            2.88
                                                           --------        --------

   Less distributions:
      Dividends from net investment income                    (0.09)             --
      Distributions from net realized gains                   (0.05)             --
                                                           --------        --------
   Total distributions                                        (0.14)             --
                                                           --------        --------

   Net asset value at end of period                        $  13.62        $  12.88
                                                           ========        ========

RATIOS AND SUPPLEMENTAL DATA:

   Total return ( not annualized)                             6.97%          28.80%
                                                           ========        ========

   Net assets at end of period (000's)                     $  2,281        $  2,010
                                                           ========        ========

   Ratio of expenses to average net assets (b)                1.95%(C)        1.95%(C)

   Ratio of net investment income to average net assets       0.43%(C)        1.19%(C)

   Portfolio turnover rate                                     101%(C)          10%(C)

   Average commission rate per share                       $  0.060        $ 0.0600
-----------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 10.76% and 18.57% for the periods ended March 31, 1998 and September 30, 1997, respectively.

(c)  Annualized.

See accompanying notes to financial statements.

                                PROFIT VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998
                                   (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock
Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued based on the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

                                PROFIT VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998
                                   (Unaudited)


the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 1998, net unrealized appreciation on investments was $332,808 for federal income tax purposes, of which $359,565 related to appreciated securities and $26,757 related to depreciated securities based on a federal income tax cost basis of $3,650,497.

2.   INVESTMENT TRANSACTIONS

During the six months ended March 31, 1998, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $959,166 and $940,884, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Board of the Trust is also the President of Investor Resources Group, Inc. (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc.
(CFS), the administrative services agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

The Adviser currently intends to waive its fee and reimburse the Fund for expenses incurred to the extent necessary to enable it to maintain total operating expenses at a maximum level of 1.95% per annum of the Fund's average daily net assets. Accordingly, the Adviser waived its entire investment advisory fee of $12,255 and reimbursed the Fund for $74,669 of other operating expenses during the six months ended March 31, 1998.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS
Effective on January 12, 1998, the Fund entered into an Administration Agreement with CFS. Under the terms of the Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, the Fund pays CFS a monthly fee calculated at an annual rate of
 .15% of average daily net assets up to $25 million; .125%

                                PROFIT VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998
                                   (Concluded)


of such assets between $25 million and $50 million; and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

Also effective on January 12, 1998, the Fund entered into an Accounting Services Agreement with CFS. Under the terms of the Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays CFS a monthly fee of $2,000. In addition, the Fund reimburses CFS for its out-of-pocket expenses related to the pricing of the Fund's portfolio securities.

Prior to January 12, 1998, the Fund was party to a Fund Accounting and Administration Agreement with SEI Fund Resources (SEI) under which these services were performed by SEI at a fee equal on an annual basis to the greater of (i) 0.15% of the average daily net assets on the first $50 million of the Fund, 0.125% on the next $50 million of such assets, and 0.10% on all such assets over $100 million, or (ii) $65,000.

TRANSFER AGENT AGREEMENT
State Street Bank and Trust Company is the Fund's transfer agent. Boston Financial Data Services, Inc., a subsidiary of State Street Bank and Trust Company, maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)
================================================================================
                                                                          MARKET
INVESTMENTS IN COMMON STOCK - 90.3%                    SHARES              VALUE
--------------------------------------------------------------------------------

     AEROSPACE & DEFENSE - 0.2%
     Raytheon Co.                                          88         $    5,005
                                                                      ----------

     AUTOMOTIVE - 2.3%
     General Motors Corp.                                 795         $   53,613
                                                                      ----------

     BASIC & SPECIALTY CHEMICALS - 6.0%
     Dow Chemical Co.                                     720         $   70,020
     E.I. du Pont de Nemours & Co.                      1,000             68,000
                                                                      ----------
                                                                      $  138,020
                                                                      ----------

     CONSUMER STAPLES - 4.9%
     Eastman Kodak Co.                                  1,000         $   64,875
     Fila Holding ADR                                   2,000             46,875
                                                                      ----------
                                                                      $  111,750
                                                                      ----------

     ELECTRIC UTILITIES - 6.0%
     American Electric Power Co., Inc.                  1,350         $   67,838
     Southern Co.                                       2,460             68,111
                                                                      ----------
                                                                      $  135,949
                                                                      ----------

     ENERGY & RESOURCES - 9.8%
     Atlantic Richfield Co.                               500         $   39,312
     Chevron Corp.                                        690             55,416
     Exxon Corp.                                          800             54,100
     Global Marine, Inc.*                               1,500             37,125
     Mobil Corp.                                          500             38,312
                                                                      ----------
                                                                      $  224,265
                                                                      ----------

     FINANCIAL & INSURANCE - 16.1%
     American General Corp.                             1,375         $   88,945
     Bear Stearns Co., Inc.                             1,000             51,375
     Country Credit Industries, Inc.                    1,000             53,187
     Legg Mason, Inc.                                   1,000             59,313
     Marsh & McLennan Co., Inc.                           500             43,656
     T. Rowe Price Associates, Inc.                     1,000             70,375
                                                                      ----------
                                                                      $  366,851
                                                                      ----------

     FOOD, BEVERAGE & TOBACCO - 3.2%
     Philip Morris Co., Inc.                            1,730         $   72,119
                                                                      ----------

     HEALTHCARE - 4.4%
     Merck & Co., Inc.                                    400         $   51,350
     Pfizer, Inc.                                         500             49,844
                                                                      ----------
                                                                      $  101,194
                                                                      ----------

     MANUFACTURING - 1.7%
     Minnesota Mining and Manufacturing Co.               440         $   40,122
                                                                      ----------

     MEDICAL INSTRUMENTS - 2.3%
     Medtronic, Inc.                                    1,000         $   51,875
                                                                      ----------

     PAPER PRODUCTS - 2.1%
     International Paper Co.                            1,000         $   46,812
                                                                      ----------

     RETAILING - 8.1%
     The Limited, Inc.                                  2,065         $   59,240
     Wal-Mart Stores, Inc.                              2,460            124,999
                                                                      ----------
                                                                      $  184,239
                                                                      ----------

     TECHNOLOGY - 17.6%
     Compaq Computer Corp.                              2,000         $   51,750
     Computer Associates International, Inc.            1,000             57,750
     EMC Corp.*                                         2,000             75,625
     Harris Corp.                                       1,630             84,964
     Intel Corp.                                          700             54,644
     Sun Microsystems, Inc.*                            1,000             41,719
     Western Digital Corp.*                             2,000             35,125
                                                                      ----------
                                                                      $  401,577
                                                                      ----------
     TELECOMMUNICATIONS - 3.7%
     AT&T Corp.                                         1,275         $   83,672
                                                                      ----------

     TRANSPORTATION - 1.9%
     FDX Corp.*                                           600         $   42,675
                                                                      ----------

     TOTAL COMMON STOCK                                               $2,059,738
                                                                      ----------
     (Cost $1,726,931)

--------------------------------------------------------------------------------
                                                       FACE               MARKET
CASH EQUIVALENTS - 0.2%                               AMOUNT               VALUE
--------------------------------------------------------------------------------
     Corestates Liquidity Fund                     $    4,418         $    4,418
                                                   ----------         ----------
     TOTAL CASH EQUIVALENTS                        $    4,418         $    4,418
                                                   ==========         ==========

     TOTAL COMMON STOCK & CASH EQUIVALENTS - 90.5%                    $2,064,156

     OTHER ASSETS IN EXCESS OF LIABILITIES - 9.5%                        216,828
                                                                      ----------

     NET ASSETS - 100.0%                                              $2,280,984
                                                                      ==========

* Non-income producing securities.

See accompanying notes to financial statements.